UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K, filed on May 4, 2026, Hubbell Incorporated, a Connecticut corporation, and Hubbell Incorporated (Delaware), a Delaware corporation and wholly-owned subsidiary of Hubbell Incorporated, entered into a Stock Purchase Agreement (the “Agreement”), dated May 1, 2026, by and among Hubbell Incorporated (Delaware), NSI Electrical Buyer, Inc., a Delaware corporation (“NSI Industries”), NSI Buyer, LP, a Delaware limited partnership (“Seller”), and Hubbell Incorporated, as parent guarantor (together with Hubbell Incorporated (Delaware), “Hubbell”). On June 9, 2026, subject to the terms and conditions set forth in the Agreement, Hubbell purchased all the issued and outstanding capital stock of NSI Industries (the “NSI Acquisition”) from Seller for $3.0 billion in cash, subject to customary adjustments related to cash, indebtedness, working capital and transaction expenses, as set forth in the Agreement, using a combination of net proceeds from borrowings under the new unsecured term loan facility previously disclosed in its Current Report on Form 8-K, filed on May 15, 2026, in an aggregate principal amount of $900 million, the issuance of $1.9 billion aggregate principal amount of senior notes as previously disclosed in its Current Report on Form 8-K, filed on June 8, 2026, and issuances of commercial paper.

Item 7.01	Regulation FD Disclosure.

On June 9, 2026, Hubbell issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the completion of the NSI Acquisition.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 9, 2026, Hubbell completed the NSI Acquisition. NSI Industries is a provider of electrical fittings, connectors, components and wire management products serving industrial, infrastructure and commercial markets.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

99.1	Press Release dated June 9, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Executive Vice President, General Counsel and Secretary

Date: June 9, 2026